Significant events during the reporting period	6 Months Ended
Jun. 30, 2023
Significant Events During The Reporting Period [Abstract]
Significant events during the reporting period

Note 5 - Significant events during the reporting period

On June 26, 2023, the Company amended the Credit Facility Agreement with Medigus to increase the amount of the Credit Facility to up to $745,000. As of December 31, 2022, the Company received $500,000 from Medigus. As of June 30, 2023, the Company received $745,000 from Medigus. The difference between the cash received and the fair value of the loan based on future cash flows to be repaid discounted at the market rate of interest that would have been paid to an unrelated party was recorded as a capital contribution of $12,167 for the period ended June 30, 2023 (see Note 8D).